P R O S P E C T U S

                          INVESTMENT STRATEGY       TEMPLETON
                                GLOBAL INCOME       AMERICAS
                                                    GOVERNMENT
                                                    SECURITIES FUND
                                                    ----------------------------

                                                    AUGUST 1, 1998
                                                    as amended January 1, 1999



                                 [LOGO OMITTED]



--------------------------------------------------------------------------------
       Please read this prospectus before investing, and keep it for future reference. It contains important information, including how the fund invests and the services available to shareholders.

       The fund is a non-diversified series of Templeton Global Investment Trust (the "Trust"). To learn more about the fund and its policies, you may request a copy of the Trust's Statement of Additional Information ("SAI") dated August 1, 1998, which we may amend from time to time. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.

       For a free copy of the SAI or a larger print version of this prospectus, contact your investment representative or call 1-800/DIAL BEN.

       MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

       LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       THE FUND MAY INVEST UP TO 100% OF ITS NET ASSETS IN NON-INVESTMENT GRADE BONDS. THESE ARE COMMONLY KNOWN AS "JUNK BONDS." THEIR DEFAULT AND OTHER RISKS ARE GREATER THAN THOSE OF HIGHER RATED SECURITIES. YOU SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING IN THE FUND. PLEASE SEE "WHAT ARE THE RISKS OF INVESTING IN THE FUND?"

           TEMPLETON AMERICAS
           GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
           This prospectus is not an offering of the securities herein described in any state, jurisdiction or country in which the offering is not authorized. No sales rep-resentative, dealer, or other person is authorized to give any information or make any representations other than those contained in this prospectus. Further information may be obtained from Distributors.

TEMPLETON
AMERICAS
GOVERNMENT
SECURITIES FUND
-----------------------------
August 1, 1998
as amended
January 1, 1999

When reading this prospectus, you will see certain terms beginning with capital letters.
This means the term is explained in our
glossary section.



TABLE OF CONTENTS

ABOUT THE FUND

Expense Summary ............................................    2
Financial Highlights .......................................    3
How Does the Fund Invest Its Assets? .......................    4
What Are the Risks of Investing in the Fund? ...............    9
Who Manages the Fund? ......................................   13
How Taxation Affects the Fund and Its Shareholders .........   16
How Is the Trust Organized? ................................   20

ABOUT YOUR ACCOUNT

How Do I Buy Shares? .......................................   21
May I Exchange Shares for Shares of Another Fund? ..........   29
How Do I Sell Shares? ......................................   32
What Distributions Might I Receive From the Fund? ..........   35
Transaction Procedures and Special Requirements ............   36
Services to Help You Manage Your Account ...................   40
What If I Have Questions About My Account? .................   42

GLOSSARY
Useful Terms and Definitions ...............................   43

APPENDIX
Description of Ratings   ...................................   46





100 Fountain Parkway
P.O. Box 33030
St. Petersburg FL 33733-8030

1-800/DIAL BEN/registered trademark/



               Templeton Americas Government Securities Fund [GRAPHIC OMITTED] 1

ABOUT THE FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the fund. It is based on the fund's historical expenses for the fiscal year ended March 31, 1998. The fund's actual expenses may vary.

A. SHAREHOLDER TRANSACTION EXPENSES(1)
   Maximum Sales Charge
    (as a percentage of Offering Price) .................................. 4.25%
    Paid at time of purchase(2)........................................... 4.25%
    Paid at time of redemption(3).........................................  None
   Exchange Fee (per transaction)(4)......................................  None

B. ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
   Management Fees (after fee waiver)(5).................................. 0.00%
   Rule 12b-1 Fees(6)..................................................... 0.33%
   Other Expenses (after fee waiver)(5)................................... 0.92%
                                                                           ----
  Total Fund Operating Expenses (after fee waivers)(5)...................  1.25%
                                                                           ====

C. EXAMPLE

  Assume the fund's annual return is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the fund.


   1 YEAR     3 YEARS     5 YEARS     10 YEARS
   -------------------------------------------
    $55(7)      $80         $108        $187

  THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of the fund and are not directly charged to your account.

1. If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
2. There is no
front-end sales charge if you invest $1 million or more.
3. A Contingent
Deferred Sales Charge of 1% may apply to purchases of $1 million or more if you sell the shares within one year. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy shares without a front-end sales charge. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
4. There is a $5 fee for exchanges by Market Timers.
5. For the period shown, Investment Counsel had agreed in advance to waive its management fees and FT Services had agreed to limit its administration fees. Without these reductions, management fees would have been 0.60%,


2 [GRAPHIC OMITTED] Templeton Americas Government Securities Fund

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other expenses would have been 0.96% and total fund operating expenses would have been 1.89%. After July 31, 1999, this arrangement may end at any time upon notice to the Board.
6. These fees may not exceed 0.35%. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.
7. Assumes a Contingent Deferred Sales Charge will not apply.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's financial history. The information has been audited by McGladrey & Pullen, LLP, the fund's independent auditor. The audit report covering the periods shown below appears in the fund's Annual Report to Shareholders for the fiscal year ended March 31, 1998. The Annual Report to Shareholders also includes more information about the fund's performance. For a free copy, please call Fund Information.


                                                                                  YEAR ENDED MARCH 31,
                                                                  -----------------------------------------------------
                                                                      1998         1997         1996       1995/dagger/
                                                                  -----------   ----------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)

Net Asset Value, beginning of year ............................     $ 10.64      $  10.20     $   9.59      $ 10.00
                                                                    -------      --------     --------      -------
Income from investment operations:
 Net investment income ........................................         .73           .74          .75          .30
 Net realized and unrealized gains (losses) ...................         .68           .85          .71         (.43)
                                                                    -------      --------     --------      -------
Total from investment operations ..............................        1.41          1.59         1.46         (.13)
                                                                    -------      --------     --------      -------
Less distributions from:
 Net investment income ........................................        (.72)         (.77)        (.69)        (.28)
 Net realized gains ...........................................        (.65)         (.38)        (.16)          --
                                                                    -------      --------     --------      -------
Total distributions ...........................................       (1.37)        (1.15)        (.85)        (.28)
                                                                    -------      --------     --------      -------
Net Asset Value, end of year ..................................     $ 10.68      $  10.64     $  10.20      $  9.59
                                                                    =======      ========     ========      =======
TOTAL RETURN* .................................................       14.21%        16.23%       15.49%       (1.33)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............................     $14,973      $  5,627     $  3,540      $ 2,826
Ratios to average net assets:
 Expenses .....................................................        1.25%         1.25%        1.25%        1.25%**
 Expenses, excluding waiver and payments by affiliate .........        1.89%         2.79%        4.98%        6.49%**
 Net investment income ........................................        7.11%         7.16%        7.47%        5.07%**
Portfolio turnover rate .......................................       70.79%       275.02%      163.57%          --

*TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS AND IS NOT ANNUALIZED. **ANNUALIZED.
/DAGGER/FOR THE PERIOD JUNE 27, 1994 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1995.

               Templeton Americas Government Securities Fund [GRAPHIC OMITTED] 3

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HOW DOES THE FUND INVEST ITS ASSETS?

WHAT IS THE FUND'S GOAL?

The investment goal of the fund is to provide a high level of current income, with total return as a secondary goal. This goal is fundamental, which means that it may not be changed without shareholder approval.

WHAT IS THE FUND'S INVESTMENT STRATEGY?

The fund tries to achieve its investment goal by investing, under normal market conditions, at least 65% of its total assets in debt securities issued or guaranteed by Government Entities of Western Hemisphere countries (located in North, South and Central America and the surrounding waters). Up to 35% of the fund's total assets may be invested in securities issued by corporations and financial institutions located in the Western Hemisphere.

The fund will allocate assets based upon Investment Counsel's assessment of changing market, political and economic conditions. Investment Counsel will consider various factors, including its evaluation of interest and currency exchange rate changes and credit risks.

WHAT KINDS OF SECURITIES DOES THE FUND BUY?

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; commercial paper; bankers' acceptances; and structured investments which are described more fully in the SAI.

The fund may buy both rated and unrated debt securities. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. Non-investment grade securities are those rated lower than BBB by S&P or Baa by Moody's or, if unrated, determined by the fund to be of comparable quality. Commonly referred to as "junk bonds", the fund may invest up to 100% of its total assets in these non-investment grade securities.

INDEXED OR CURRENCY-LINKED SECURITIES. In selecting debt securities, the fund may include obligations which have been indexed to foreign currency exchange rates. Indexed obligations generally provide that at maturity the principal amount is adjusted up or down (but not below zero) to reflect fluctuations in the exchange rate between two

4 [GRAPHIC OMITTED] Templeton Americas Government Securities Fund currencies during the period the obligation was outstanding. In selecting the two currencies, Investment Counsel will consider the correlation and relative yields of various currencies.

Investments in indexed securities are subject to the risk of loss in the event that exchange rate movements are not accurately predicted.

BRADY BONDS. The Fund may invest a portion of its assets in certain debt securities referred to as "Brady Bonds." These are public-issue bonds of developing countries that are created through an exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring plan introduced by former U.S. Treasury Secretary, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries to date including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, the Dominican Republic, Ecuador, Ivory Coast, Jordan, the former Yugoslav Republic of Macedonia, Mexico, Nigeria, Panama, Peru, the Philippines, Poland, Russia, Slovenia, Uruguay, Venezuela, and Vietnam (collectively, the "Brady Countries").

Brady Bonds, if collateralized, are done so by U.S. Treasury zero coupon bonds to ensure principal. Since many of the Brady Bonds have been issued relatively recently, they do not have a long payment history.

In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are generally considered speculative. In addition, many Brady Bonds currently are rated below investment grade.

OTHER DEBT SECURITIES OF GOVERNMENT ENTITIES. The fund may invest in restructured external debt that has not undergone a Brady-style debt exchange, and internal government debt such as Mexican Treasury Bills known as Certificados de Tesoreria ("CETES"), Argentine Bonos del Tesors ("BOTE") and Bonos de Inversion y Crecimiento-Quinta Serie ("BIC V"), and Venezuelan zero coupon notes.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The fund may invest without limit in mortgage-backed securities issued or guaranteed by Government Entities. It may invest up to 35% of its total assets in privately issued mortgage-backed and asset-backed securities.

Mortgage-backed securities represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes, commercial buildings or other real estate. These mortgage loans may have either fixed or adjustable


               Templeton Americas Government Securities Fund [GRAPHIC OMITTED] 5 interest rates. The individual mortgage loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments.

The fund will focus on mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The payment of interest and principal on securities issued by U.S. government agencies generally is guaranteed either by the full faith and credit of the U.S. government or by the credit of the agency. The guarantee applies only to the timely repayment of principal and interest and not to the market prices and yields of the securities or to the Net Asset Value or performance of the fund, which will vary with changes in interest rates and other market conditions. The fund may also invest in collateralized mortgage obligations, which are described in the SAI.

ASSET-BACKED SECURITIES are securities backed by credit card receivables, automobile, mobile home and recreational vehicle loans and leases, and other receivables.

DERIVATIVE MORTGAGE-BACKED SECURITIES. The fund may invest up to 25% of its total assets in these securities consisting primarily (but not exclusively) of stripped mortgage-backed securities. A stripped mortgage-backed security is usually structured with two classes, each receiving different proportions of the interest and principal payments on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest- only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The fund may combine IOs with LIBOR-based inverse floaters (LIBOR being the London interbank offered rate). These are floating rate instruments with floating or variable interest rates that move in the opposite direction, usually at an accelerated speed, to changes in LIBOR.

GENERAL. The fund may invest in any industry although it will not concentrate (invest more than 25% of its total assets) in any one industry. The fund may invest up to 15% of its total assets in illiquid securities, including up to 10% of its total assets in restricted securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them. Restricted securities are generally securities that are subject to restrictions on their transfer.

Please see the SAI for more details on the types of securities in which the fund invests.

6 [GRAPHIC OMITTED] Templeton Americas Government Securities Fund

WHAT ARE SOME OF THE FUND'S OTHER INVESTMENT STRATEGIES AND PRACTICES?

TEMPORARY INVESTMENTS. When Investment Counsel believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, for example, it may invest the fund's portfolio in a temporary defensive manner.

Under such circumstances, the fund may invest up to 100% of its total assets in money market securities denominated in the currency of any nation. These may include:

/bullet/short-term (maturities of less than 12 months) and medium-term
  (maturities up to 5 years) securities issued or guaranteed by the U.S. or a foreign government, their agencies or instrumentalities;

/bullet/finance company and corporate commercial paper, and other short-term corporate obligations, rated A by S&P or Prime-1 by Moody's or, if unrated, determined by the fund to be of comparable quality;

/bullet/bank obligations (including CDs, time deposits and bankers' acceptances); and

/bullet/repurchase agreements with banks and broker-dealers.

REPURCHASE AGREEMENTS. The fund will generally have a portion of its assets in cash or cash equivalents for a variety of reasons including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the fund may enter into repurchase agreements with certain banks and broker-dealers. Under a repurchase agreement, the fund agrees to buy a U.S. government security from one of these issuers and then to sell the security back to the issuer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian securities with an initial value of at least 102% of the dollar amount invested by the fund in each repurchase agreement.

OPTIONS ON SECURITIES AND SECURITIES INDICES. The fund may buy and sell options on securities and securities indices to earn additional income and/or to help protect its portfolio against market and/or exchange rate movements, although it presently has no intention of doing so. An option on a security is a contract that allows the buyer of the option the right to buy or sell a specific security at a stated price during the option's term. An option on a securities index is a contract that allows the buyer of the option the right to receive from the seller cash, in an amount equal to the difference between the index's closing price and the option's exercise price. The fund will limit the sale of options on its securities to 15% or less of its total assets. The fund may only buy options if the total premiums it paid for such options is 5% or less of its total assets.

               Templeton Americas Government Securities Fund [GRAPHIC OMITTED] 7

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the fund may buy securities which are valued in currencies other than the U.S. dollar, it may take steps to help protect its portfolio against adverse changes in foreign currency exchange rates. To do this, the fund may (1) buy and sell foreign currency at the prevailing rate in the foreign currency exchange market; (2) enter into forward foreign currency contracts which are agreements to buy or sell a specific currency at a set price on a future date (generally within one year); and (3) buy and sell put and call options on foreign currencies.

FUTURES CONTRACTS. Changes in interest rates, securities prices or foreign currency valuations may affect the value of the fund's investments. To reduce its exposure to these factors, the fund may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on any of these contracts. A financial futures contract is an agreement to buy or sell a specific security or commodity at a specified future date and price. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specific amount of a currency for a set price on a future date. The fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options.

SECURITIES LENDING. To generate additional income, the fund may lend its portfolio securities to qualified securities dealers or other institutional investors. Such loans may not exceed 331/3% of the value of the fund's total assets measured at the time of the most recent loan. For each loan the fund must receive in return collateral with a value at least equal to 100% of the current market value of the loaned securities.

SHORT-TERM TRADING AND PORTFOLIO TURNOVER. The fund anticipates that its annual portfolio turnover rate generally will not exceed 300%, although this rate may be higher or lower, in relation to market conditions. The fund's portfolio turnover rate was 70.79% for the fiscal year ended March 31, 1998 and 275.02% for the fiscal year ended March 31, 1997. The higher portfolio turnover rate for the fiscal year ended March 31, 1997 was due to the emerging market debt of the Latin American countries in which the fund was invested experiencing rate volatility, as a result of its sensitivity to U.S. Treasury price movements during this period. In response, Investment Counsel adjusted the overall duration of the fund's portfolio which resulted in a high turnover rate. High portfolio turnover increases transaction costs and may increase the amount of the fund's short-term capital gain, which is taxed as ordinary income when distributed to shareholders.

8 [GRAPHIC OMITTED] Templeton Americas Government Securities Fund

DIVERSIFICATION. Diversification involves limiting the amount of money invested in any one issuer to help spread and reduce the risks of investment. Non-diversified funds may invest a greater portion of their assets in the securities of one issuer than diversified funds. Economic, business, political or other changes can affect all securities of a similar type. A non-diversified fund may be more sensitive to these changes. The fund is a non-diversified fund although it intends to meet certain diversification requirements for tax purposes.

OTHER POLICIES AND RESTRICTIONS. The fund has a number of additional investment policies and restrictions that govern its activities. Those that are identified as "fundamental" may only be changed with shareholder approval. The others may be changed by the Board alone. For a list of these restrictions and more information about the fund's investment policies, including those described above, please see "How Do the Funds Invest Their Assets?" and "Investment Restrictions" in the SAI.

Generally, the policies and restrictions discussed in this prospectus and in the SAI apply when the fund makes an investment. In most cases, the fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

GENERAL RISK. There is no assurance that the fund will meet its investment goal. The fund will seek to spread investment risk by diversifying its investments but the possibility of losses remains. The value of your shares will increase as the value of the securities owned by the fund increases and will decrease as the value of the fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the fund.

SOVEREIGN DEBT RISK. The debt securities issued or guaranteed by Latin American Governmental Entities involve great risk and are considered to be of comparable quality to high risk, low rated securities and are subject to many of the same risks as those securities.

Developing market countries, including those in Latin America, are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. In the past, they experienced major difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain debt. Many of the same factors that led to the defaults of the past currently exist. If a default occurs, the fund may have limited legal recourse against the issuer and guarantor.

               Templeton Americas Government Securities Fund [GRAPHIC OMITTED] 9

FOREIGN SECURITIES RISK. The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the fund. These risks can be significantly greater for investments in emerging markets. Investments in Depositary Receipts also involve some or all of the risks described below.

The political, economic and social structures of some countries in which the fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional and heightened risks due to a lack of legal, business and social frameworks to support securities markets.

Emerging markets involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime, delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody. The fund may invest up to 100% of its total assets in emerging markets. For more information on the risks associated with emerging markets securities, please see the SAI.

INTEREST RATE RISK is the risk that changes in interest rates can reduce the value of a security. When interest rates rise, fixed-income security prices fall. The opposite is also true: fixed-income security prices go up when interest rates fall. To explain why this is so, assume you hold a security offering a 5% yield. A year later, interest rates are on the

10 [GRAPHIC OMITTED] Templeton Americas Government Securities Fund rise and comparable securities are offered with a 6% yield. With higher-yielding securities available, you would have trouble selling your 5% security for the price you paid - causing you to lower your asking price. On the other hand, if interest rates were falling and 4% securities were being offered, you would be able to sell your 5% security for more than you paid. Generally, interest rates will rise during times of inflation or a growing economy, and will fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

INCOME RISK is the risk that a fund's income will decrease due to falling interest rates. Since a fund can only distribute what it earns, a fund's distributions to its shareholders may decline when interest rates fall.

CREDIT RISK is the possibility that the issuer of a debt security or the borrower on the underlying mortgage or debt obligation will be unable to make principal and interest payments in a timely manner and the security will go into default.

Fixed-income securities rated below investment grade, junk bonds, generally have more credit risk than higher-rated securities. The risk of default or price changes due to changes in the issuer's credit quality is greater. Issuers of lower-rated securities are typically in weaker financial health than issuers of higher-rated securities, and their ability to make interest payments or repay principal is less certain. These issuers are also more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. The market price of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general or regional economic difficulty. Lower-rated securities may also be less liquid than higher-rated securities.

Based upon the monthly weighted average ratings of debt securities held during the fund's fiscal year ended March 31, 1998, the fund had 96.5% of its total assets invested in debt securities that received a rating from Moody's and/or S&P, and 3.5% of its total assets invested in debt securities that were not so rated. The fund had the following percentages of its total assets invested in rated securities: AAA and/or Aaa: 44.1%, BBB and/or Baa: 0.4%, BB+: 0.4%, BB and/or Ba: 24.9%, and BB-: 10.1%, B+: 19.6%, and B: 0.5%. Included within the 3.5% unrated category are securities that have been determined by Investment Counsel to be comparable to securities rated BB and/or Ba or below.

MARKET AND CURRENCY RISK. Market risk is the risk that a security's value will be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities, both domestic and foreign. When there are more sellers than

              Templeton Americas Government Securities Fund [GRAPHIC OMITTED] 11 buyers, prices tend to increase. In addition, the fund's investments may be denominated in foreign currencies so that changes in foreign currency exchange rates will affect the value of what the fund owns and thus the price of its shares. Individual and worldwide securities markets and currency valuations have both increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK. The fund's investment in mortgage-backed securities differs from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The fund may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. During periods of declining interest rates, the volume of principal prepayments generally increases as borrowers refinance their mortgages at lower rates. The fund may be forced to reinvest returned principal at lower interest rates, reducing the fund's income. For this reason, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates than other investments with similar maturities. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase the effective maturity of mortgage-backed securities, making them more susceptible than other debt securities to a decline in market value when interest rates rise. This could increase the volatility of the fund's returns and share price.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets and credit enhancements provided to support these securities, if any, may be inadequate to protect investors in the event of a default. Like mortgage-backed securities, asset-backed securities are subject to prepayment risk.

DERIVATIVE SECURITIES RISK. Derivative investments are those whose values are dependent upon the performance of one or more other securities or investments or indices; in contrast to common stock, for example, whose value is dependent upon the operations of the issuer. Option transactions, foreign currency exchange transactions and futures contracts are considered derivative investments. To the extent a fund enters into these transactions, their success will depend upon Investment Counsel's ability to predict pertinent market movements. These securities are subject to the risk that the other party to the transaction may fail to perform, resulting in losses to the fund.

YEAR 2000. When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

12 [GRAPHIC OMITTED] Templeton Americas Government Securities Fund

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see "Year 2000 Problem" under "Who Manages the Fund?" for more information.

WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the fund and elects its officers. The officers are responsible for the fund's day-to-day operations.

INVESTMENT MANAGER. Investment Counsel manages the fund's assets and makes its investment decisions. Investment Counsel also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Investment Counsel and its affiliates manage over $208 billion in assets. The Templeton organization has been investing globally since 1940. Investment Counsel and its affiliates have offices in Argentina, Australia, Bahamas, Bermuda, Brazil, the British Virgin Islands, Canada, China, Cyprus, France, Germany, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Mauritius, the Netherlands, Poland, Russia, Singapore, South Africa, Switzerland, Taiwan, United Kingdom, U.S. and Vietnam. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the fund's Code of Ethics.

MANAGEMENT TEAM. The team responsible for the day-to-day management of the fund's portfolio is: Alexander C. Calvo since 1996, and Thomas J. Dickson since 1996.

Mr. Calvo is currently a portfolio manager for Templeton Global Bond Managers, a division of Investment Counsel. He holds a BA in political science from Binghamton University and an MA in international affairs (MALD) from The Fletcher School of Law and Diplomacy at Tufts University. He also spent three years in the Ph.D. program in economics at Boston University. Mr. Calvo holds an Investment Management Certificate from the Investment Management Regulatory Authority in the United Kingdom. Prior to joining the Templeton organization in 1995, he was an account executive with

              Templeton Americas Government Securities Fund [GRAPHIC OMITTED] 13

Fleishman-Hillard, where he served as a consultant to firms investing in Latin America; and previously was a research analyst with Zeta Investments.

Mr. Dickson is currently a portfolio manager for several Franklin Templeton mutual funds. He holds a BS in managerial economics from the University of California at Davis. Prior to joining the Templeton organization in 1994, Mr. Dickson worked as a fixed-income analyst and trader for Advisers. Mr. Dickson currently manages fixed income and currency trading for the Templeton organization and has country responsibilities for Australia, Canada, Japan and New Zealand.

MANAGEMENT FEES. During the fiscal year ended March 31, 1998, management fees, before any advance waiver, totaled 0.60% and operating expenses, before any advance waiver, totaled 1.89% of the average daily net assets of the fund. Under an agreement by Investment Counsel to waive its fees, the fund paid no (0.00%) management fees and paid operating expenses totaling 1.25%. After July 31, 1999, Investment Counsel may end this arrangement at any time upon notice to the Board. During the fiscal year ended March 31, 1998, Advisers was the fund's sub-advisor. During this period, sub-advisory fees, before any advance waiver, totaled 0.25% of the average daily net assets of the fund. Investment Counsel paid Advisers no (0.00%) sub-advisory fees. The sub-advisory fee is not a separate expense of the fund but would have been paid by Investment Counsel if it had received management fees from the fund.

PORTFOLIO TRANSACTIONS. Investment Counsel tries to obtain the best execution on all transactions. If Investment Counsel believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Do the Funds Buy Securities for Their Portfolios?" in the SAI for more information.

ADMINISTRATIVE SERVICES. FT Services provides certain administrative services and facilities for the fund. During the fiscal year ended March 31, 1998, administration fees, before any advance waiver, totaled 0.15% of the average daily net assets of the fund. Under an agreement by FT Services to limit its fees, the fund paid administration fees totaling 0.11%. These fees are included in the amount of total expenses shown above. Please see "Investment Management and Other Services" in the SAI for more information.

YEAR 2000 PROBLEM. The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or

14 [GRAPHIC OMITTED] Templeton Americas Government Securities Fund modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

THE RULE 12b-1 PLAN

The fund has a distribution or "Rule 12b-1" plan under which it may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the fund. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the fund under the plan may not exceed 0.35% per year of the fund's average daily net assets. Expenses not reimbursed in any quarter may be reimbursed in future quarters or years. This includes expenses not reimbursed because they exceeded the applicable limit under the plan. As of March 31, 1998, expenses under the plan that may be reimbursable in future quarters or years totaled $26,480, or 0.18% of the fund's net assets. During the first year after certain purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase. For more information, please see "The Fund's Underwriter" in the SAI.

              Templeton Americas Government Securities Fund [GRAPHIC OMITTED] 15

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

TAXATION OF THE FUND'S INVESTMENTS. The fund invests your money in the stocks, bonds and other securities that are described in the section "How Does the Fund Invest Its Assets?" Special tax rules may apply in determining the income and gains that the fund earns on its investments. These rules may, in turn, affect the amount of distributions that the fund pays to you. These special tax rules are discussed in the SAI.


HOW DOES THE FUND EARN INCOME AND GAINS?

The fund earns dividends and interest (the fund's "income") on its investments. When the fund sells a security for a price that is higher than it paid, it has a gain. When the fund sells a security for a price that is lower than it paid, it has a loss. If the fund has held the security for more than one year, the gain or loss will be a long-term capital gain or loss. If the fund has held the security for one year or less, the gain or loss will be a short-term capital gain or loss. The fund's gains and losses are netted together, and, if the fund has a net gain (the fund's "gains"), that gain will generally be distributed to you.

TAXATION OF THE FUNDS. As a series of a regulated investment company, the fund generally pays no federal income tax on the income and gains that it distributes to you.

FOREIGN TAXES. Foreign governments may impose taxes on the income and gains from the fund's investments in foreign stocks and bonds. These taxes will reduce the amount of the fund's distributions to you, but, depending upon the amount of the fund's assets that are invested in foreign securities and foreign taxes paid, may be passed through to you as a foreign tax credit on your income tax return. The fund may also invest in the securities of foreign companies that are "passive foreign investment companies" ("PFICs"). These investments in PFICs may cause the fund to pay income taxes and interest charges. If possible, the fund will adopt strategies to avoid PFIC taxes and interest charges.

16 [GRAPHIC OMITTED] Templeton Americas Government Securities Fund

TAXATION OF SHAREHOLDERS

DISTRIBUTIONS. Distributions from the fund, whether you receive them in cash or in additional shares, are generally subject to income tax. The fund will send you a statement in January that reflects the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the fund in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year. The fund's statement for the prior year will tell you how much of your capital gain distribution represents 28% rate gain. The remainder of the capital gain distribution represents 20% rate gain.

WHAT IS A DISTRIBUTION? As a shareholder, you will receive your share of the fund's income and gains on its investments in stocks, bonds and other securities. The fund's income and short-term capital gains are paid to you as ordinary divi dends. The fund's long-term capital gains are paid to you as capital gain distributions. If the fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable distribution. These amounts, taken together, are what we call the fund's distributions to you.

DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a section 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you. Special rules apply to payouts from Roth and Education IRAs.

DIVIDENDS-RECEIVED DEDUCTION. It is anticipated that no portion of the fund's distributions will qualify for the corporate dividends-received deduction.

              Templeton Americas Government Securities Fund [GRAPHIC OMITTED] 17

REDEMPTIONS AND EXCHANGES. If you redeem your shares or if you exchange your shares in the fund for shares in another Franklin Templeton Fund, you will generally have a gain or loss that the IRS requires you to report on your income tax return. If you exchange fund shares held for 90 days or less and pay no sales charge, or a reduced sales charge, for the new shares, all or a portion of the sales charge you paid on the purchase of the shares you exchanged is not included in their cost for purposes of computing gain or loss on the exchange. If you hold your shares for six months or less, any loss you have will be treated as long-term capital loss to the extent of any capital gain distributions received by you from the fund. All or a portion of any loss on the redemption or exchange of your shares will be disallowed by the IRS if you purchase other shares in the fund within 30 days before or after your redemption or exchange.

WHAT IS A REDEMPTION? A redemption is a sale by you to the fund of some or all of your shares in the fund. The price per share you receive when you redeem fund shares may be more or less than the price at which you purchased those shares. An exchange of shares in the fund for shares of another Franklin Templeton Fund is treated as a redemption of fund shares and then a purchase of shares of the other fund. When you for redeem or exchange your shares, you will generally have a gain or loss, depending upon whether the amount you receive for your shares is more or less than your cost or other basis in the shares.

U.S. GOVERNMENT OBLIGATION INTEREST. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions. The fund will provide you with information at the end of each calendar year on the amount of such dividends that may qualify for exemption from reporting on your individual income tax return.

FOREIGN TAXES. If more than 50% of the value of the fund's assets consists of foreign securities, the fund may elect to pass-through to you the amount of foreign taxes it paid. If the fund makes this election, your year-end statement will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or claim a foreign tax credit for such taxes against your U.S. federal income tax. Your year-end statement, showing the amount of deduction or credit available to you, will be distributed to you in January along with other shareholder information records including your fund's IRS Form 1099-DIV.

WHAT IS A FOREIGN TAX CREDIT? A foreign tax credit is a tax credit for the amount of taxes imposed by a foreign country on earnings of the fund. When a foreign company in which the fund invests pays a dividend to the fund, the dividend will generally be subject to a withholding tax. The taxes withheld in foreign countries create credits that you may use to offset your U.S. federal income tax.

18 [GRAPHIC OMITTED] Templeton Americas Government Securities Fund

The Taxpayer Relief Act of 1997 includes a provision that allows you to claim these credits directly on your income tax return (IRS Form 1040) and eliminates the previous requirement that you complete a detailed supporting form. To qualify, you must have $600 or less in joint return foreign taxes ($300 or less on a single return), all of which are reported to you on IRS Form 1099-DIV or qualifies as passive investment-type income if received from other sources. THIS SIMPLIFIED PROCEDURE IS AVAILABLE BEGINNING WITH CALENDAR YEAR 1998.

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the fund.

STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the fund, and gains arising from redemptions or exchanges of your fund shares, will generally be subject to state and local income tax. The holding of fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the fund.

BACKUP WITHHOLDING. When you open an account, IRS regulations require that you provide your tax payer identification number ("TIN"), certify that it is correct, and certify that you are not subject to backup withholding under IRS rules. If you fail to provide a correct TIN or the proper tax certifications, the fund is required to withhold 31% of all the distributions (including ordinary dividends and capital gain distributions), and redemption proceeds paid to you. The fund is also required to begin backup withholding on your account if the IRS instructs the fund to do so. The fund reserves the right not to open your account, or, alternatively, to redeem your shares at the current Net Asset Value, less any taxes withheld, if you fail to provide a correct TIN, fail to provide the proper tax certifications, or the IRS instructs the fund to begin backup withholding on your account.

WHAT IS A BACKUP WITHHOLDING? Backup withholding occurs when the fund is required to withhold and pay over to the IRS 31% of your distributions and redemption proceeds. You can avoid backup withholding by providing the fund with your TIN, and by completing the tax certifications on your shareholder application that you were asked to sign when you opened your account. However, if the IRS instructs the fund to begin backup withholding, it is required to do so even if you provided the fund with your TIN and these tax certifications, and backup withholding will remain in place until the fund is instructed by the IRS that it is no longer required.

              Templeton Americas Government Securities Fund [GRAPHIC OMITTED] 19

THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. A MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS IS CONTAINED IN THE SECTION ENTITLED "ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES" IN THE SAI.

HOW IS THE TRUST ORGANIZED?

The fund is a non-diversified series of the Trust, an open-end management investment company, commonly called a mutual fund. It was organized as a Delaware business trust on December 21, 1993, and is registered with the SEC. Shares of each series of the Trust have equal and exclusive rights to dividends and distributions declared by that series and the net assets of the series in the event of liquidation or dissolution. Shares of the fund are considered Class A shares for redemption, exchange and other purposes. Additional series and classes of shares may be offered in the future.

Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the Board to consider the removal of a Board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member. A special meeting may also be called by the Board in its discretion.

20 [GRAPHIC OMITTED] Templeton Americas Government Securities Fund

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, please follow the steps below. This will help avoid any delays in processing your request.

 1. Read this prospectus carefully.

 2. Determine how much you would like to invest. The fund's minimum investments are:


  /bullet/   To open a regular, non-retirement account .........................    $1,000
  /bullet/   To open an IRA, IRA Rollover, Roth IRA, or Education IRA ..........    $  250*
  /bullet/   To open a custodial account for a minor (an UGMA/UTMA
             account) ..........................................................    $  100
  /bullet/   To open an account with an automatic investment plan ..............    $   50**
  /bullet/   To add to an account ..............................................    $   50***

    *For all other retirement accounts, there is no minimum investment requirement.
    **$25 for an Education IRA.
    ***For all retirement accounts except IRAs, IRA Rollovers, Roth IRAs, or Education IRAs, there is no minimum to add to an account.

    We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

 3. Carefully complete and sign the enclosed account application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

              Templeton Americas Government Securities Fund [GRAPHIC OMITTED] 21

 4. Make your investment using the table below.

METHOD                  STEPS TO FOLLOW
---------------------   --------------------------------------------------------
BY MAIL                 For an initial investment:

                           Return the application to the fund with your check made payable to the fund.

                        For additional investments:

                           Send a check made payable to the fund. Please include your account number on the check.

--------------------------------------------------------------------------------
BY WIRE                 1. Call Shareholder Services or, if that number is busy,
                           call 1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                        2. For an initial investment you must also return your
                           signed account application to the fund.

                        IMPORTANT DEADLINES: If we receive your call before 1:00
                        p.m. Pacific time and the bank receives the wired funds
                        and reports the receipt of wired funds to the fund by
                        3:00 p.m. Pacific time, we will credit the purchase to
                        your account that day. If we receive your call after
                        1:00 p.m. or the bank receives the wire after 3:00 p.m.,
                        we will credit the purchase to your account the
                        following business day.
--------------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative
--------------------------------------------------------------------------------

Sales Charge Reductions and Waivers

/triangel/ IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION
           OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you do not include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

22 [GRAPHIC OMITTED] Templeton Americas Government Securities Fund

QUANTITY DISCOUNTS. The sales charge you pay depends on the dollar amount you invest, as shown in the table below.


                                               TOTAL SALES CHARGE
                                                AS A PERCENTAGE OF       AMOUNT PAID TO
                                             ------------------------     DEALER AS A
AMOUNT OF PURCHASE                            OFFERING    NET AMOUNT     PERCENTAGE OF
AT OFFERING PRICE                              PRICE       INVESTED      OFFERING PRICE
------------------------------------------   ---------   ------------   ---------------
Under $100,000............................      4.25%         4.44%              4.00%
$100,000 but less than $250,000...........      3.50%         3.63%              3.25%
$250,000 but less than $500,000 ..........      2.50%         2.56%              2.25%
$500,000 but less than $1,000,000.........      2.00%         2.04%              1.85%
$1,000,000 or more*.......................       None          None               None

*A Contingent Deferred Sales Charge of 1% may apply to purchases of $1 million or more. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases.

CUMULATIVE QUANTITY DISCOUNTS. To determine if you may pay a reduced sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT. You may buy shares at a reduced sales charge by completing the Letter of Intent section of the account application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE ACCOUNT APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

/bullet/ You authorize Distributors to reserve 5% of your total intended purchase in fund shares registered in your name until you fulfill your Letter.

/bullet/ You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

/bullet/ Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

/bullet/ Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

              Templeton Americas Government Securities Fund [GRAPHIC OMITTED] 23

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES. If you are a member of a qualified group, you may buy fund shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

/bullet/ Was formed at least six months ago,

/bullet/ Has a purpose other than buying fund shares at a discount,

/bullet/ Has more than 10 members,

/bullet/ Can arrange for meetings between our representatives and group members,

/bullet/ Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

/bullet/ Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

/bullet/ Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group does not include a 403(b) plan that only allows salary deferral contributions. 403(b) plans that only allow salary deferral contributions and that purchased shares of the fund at a reduced sales charge under the group purchase privilege before February 1, 1998, however, may continue to do so.

SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of fund shares, you may buy shares of the fund without a front-end sales charge or a Contingent Deferred Sales Charge.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

24 [GRAPHIC OMITTED] Templeton Americas Government Securities Fund

1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class C shareholders of another Franklin Templeton Fund who chose to reinvest their distributions in the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in the fund.

2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund. The proceeds must be reinvested in the same class of shares, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

     If you paid a Contingent Deferred Sales Charge when you sold your Class A shares, we will credit your account with the amount of the Contingent Deferred Sales Charge paid but a new Contingent Deferred Sales Charge will apply. For Class B shares reinvested in Class A, a new Contingent Deferred Sales Charge will not apply, although your account will not be credited with the amount of any Contingent Deferred Sales Charge paid when you sold your Class B shares.

     Proceeds immediately placed in a Franklin Bank CD also may be reinvested without a front-end sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

     This waiver does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

3.   Dividend or capital gain distributions from a real estate investment trust
     (REIT) sponsored or advised by Franklin Properties, Inc.

4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

5. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

     If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

              Templeton Americas Government Securities Fund [GRAPHIC OMITTED] 25

6. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

     If you paid a contingent deferred sales charge when you sold your Class A shares from a Templeton Global Strategy Fund, we will credit your account with the amount of the contingent deferred sales charge paid but a new Contingent Deferred Sales Charge will apply.

     If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

7. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

Various individuals and institutions also may buy fund shares without a front-end sales charge or Contingent Deferred Sales Charge, including:

1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs. The minimum initial investment is $250.

4. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

5. Registered Securities Dealers and their affiliates, for their investment accounts only

6. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

26 [GRAPHIC OMITTED] Templeton Americas Government Securities Fund

7. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies. The minimum initial investment is $100.

8. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

9.   Accounts managed by the Franklin Templeton Group

10. Certain unit investment trusts and their holders reinvesting distributions from the trusts

11.  Group annuity separate accounts offered to retirement plans

12. Chilean retirement plans that meet the requirements described under "Retirement Plans" below

RETIREMENT PLANS. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
(iii) that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans, SIMPLEs or SEPs must also meet the requirements described under "Group Purchases" above to be able to buy shares without a front-end sales charge. We may enter into a special arrangement with a Securities Dealer, based on criteria established by the fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? Contingent Deferred Sales Charge" for details.

Any retirement plan that does not meet the requirements to buy shares without a front-end sales charge and that was a shareholder of the fund on or before February 1, 1995, may buy shares of the fund subject to a maximum sales charge of 4% of the Offering Price, 3.2% of which will be retained by Securities Dealers.

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the fund. Plan documents are required for all retirement plans. Franklin Templeton Trust Company,

              Templeton Americas Government Securities Fund [GRAPHIC OMITTED] 27 an affiliate of Distributors and a wholly owned subsidiary of Resources, can provide the plan documents for you and serve as custodian or trustee.

Franklin Templeton Trust Company can provide you with brochures containing important information about its plans. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS

The payments described below may be made to Securities Dealers who initiate and are responsible for certain purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the fund or its shareholders.

1.   Purchases of $1 million or more - up to 0.75% of the amount invested.

2. Purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers - Retirement Plans" above - up to 1% of the amount invested.

3. Purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

4.   Purchases by Chilean retirement plans - up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1 or 4 above or a payment of up to 1% for investments described in paragraph 2 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

28 [GRAPHIC OMITTED] Templeton Americas Government Securities Fund

FOR INVESTORS OUTSIDE THE U.S.

The distribution of this prospectus and the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums.

METHOD                  STEPS TO FOLLOW
--------------------------------------------------------------------------------
BY MAIL                 1. Send us signed written instructions

                        2. Include any outstanding share certificates for the
                           shares you want to exchange
--------------------------------------------------------------------------------
BY PHONE Call Shareholder Services or TeleFACTS/registered trademark/

                /triangle/ If you do not want the ability to exchange by phone to apply to your account, please let us know.
--------------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative
--------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You can exchange shares between most Franklin Templeton Funds, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the front-end sales

              Templeton Americas Government Securities Fund [GRAPHIC OMITTED] 29 charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

CONTINGENT DEFERRED SALES CHARGE. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. The purchase price for determining a Contingent Deferred Sales Charge on exchanged shares will be the price you paid for the original shares.

For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased. If you exchange shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. For more information about the Contingent Deferred Sales Charge, please see "How Do I Sell Shares?"

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

/bullet/ You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares.

/bullet/ You may only exchange shares within the same class, except as noted below.

/bullet/ Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

/bullet/ Franklin Templeton Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

/bullet/ The fund you are exchanging into must be eligible for sale in your state.

30 [GRAPHIC OMITTED] Templeton Americas Government Securities Fund

/bullet/ We may modify or discontinue our exchange policy if we give you 60 days' written notice.

/bullet/ Your exchange may be restricted or refused if you have: (i) requested an exchange out of the fund within two weeks of an earlier exchange request, (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the fund, such as "Advisor Class" or "Class Z" shares. Because the fund does not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for shares of the fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your fund shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. also may exchange their Class Z shares for shares of the fund at Net Asset Value.

              Templeton Americas Government Securities Fund [GRAPHIC OMITTED] 31

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD        STEPS TO FOLLOW
--------------------------------------------------------------------------------
BY MAIL      1. Send us signed written instructions. If you would like your redemption proceeds wired to a bank account, your instructions should include:

                 /bullet/ The name, address and telephone number of the bank where you want the proceeds sent

                 /bullet/ Your bank account number

                 /bullet/ The Federal Reserve ABA routing number

                 /bullet/ If you are using a savings and loan or credit union, the name of the corresponding bank and the account number

             2. Include any outstanding share certificates for the shares you are selling

             3. Provide a signature guarantee if required

             4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.
--------------------------------------------------------------------------------
BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

             Telephone requests will be accepted:

             /bullet/ If the request is $100,000 or less. Institutional accounts may exceed $100,000 by completing a separate agreement. Call Institutional Services to receive a copy.

             /bullet/ If there are no share certificates issued for the shares you want to sell or you have already returned them to the fund

             /bullet/ Unless the address on your account was changed by phone within the last 15 days

            /riangle/ If you do not want the ability to redeem by phone to apply to your account, please let us know.

--------------------------------------------------------------------------------
THROUGH
YOUR DEALER  Call your investment representative
--------------------------------------------------------------------------------

32 [GRAPHIC OMITTED] Templeton Americas Government Securities Fund

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

FRANKLIN TEMPLETON TRUST COMPANY RETIREMENT PLAN ACCOUNTS

Before you can sell shares in a Franklin Templeton Trust Company retirement plan, you may need to complete additional forms. For participants under age 591/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.

CONTINGENT DEFERRED SALES CHARGE

If you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

              Templeton Americas Government Securities Fund [GRAPHIC OMITTED] 33

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

We will first redeem any shares in your account that are not subject to a Contingent Deferred Sales Charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

/bullet/ Account fees

/bullet/ Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the Securities Dealer of record has entered into a supplemental agreement with Distributors

/bullet/ Redemptions by the fund when an account falls below the minimum required account size

/bullet/ Redemptions following the death of the shareholder or beneficial owner

/bullet/ Redemptions through a systematic withdrawal plan set up before February
         1, 1995

/bullet/ Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's Net Asset Value depending on the frequency of your plan

/bullet/ Redemptions by Franklin Templeton Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect/registered trademark/

/bullet/ Distributions from IRAs due to death or disability or upon periodic distributions based on life expectancy

/bullet/ Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

34 [GRAPHIC OMITTED] Templeton Americas Government Securities Fund

/bullet/ Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The fund intends to pay a dividend at least monthly representing its net investment income. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the fund will pay dividends. The fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

To receive a distribution, you must be a shareholder on the record date. The record dates for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN.

DISTRIBUTION OPTIONS

You may receive your distributions from the fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may reinvest distributions you receive from the fund in additional shares of the fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments. Please note that distributions may only be directed to an existing account.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive your distributions from the fund in cash. If you have the money sent to another person or to a checking or savings account, you may need a signature guarantee. If you send the money to a checking or savings account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

PLEASE INDICATE ON YOUR APPLICATION THE DISTRIBUTION OPTION YOU HAVE CHOSEN, OTHERWISE WE WILL REINVEST YOUR DISTRIBUTIONS IN THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven

              Templeton Americas Government Securities Fund [GRAPHIC OMITTED] 35 days before the record date for us to process the new option. For Franklin Templeton Trust Company retirement plans, special forms are required to receive distributions in cash.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED

The fund is open for business each day the NYSE is open. We determine the Net Asset Value per share as of the close of the NYSE, normally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price of the fund in many newspapers.

To calculate Net Asset Value per share, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

/bullet/ Your name,

/bullet/ The fund's name,

/bullet/ A description of the request,

/bullet/ For exchanges, the name of the fund you are exchanging into,

36 [GRAPHIC OMITTED] Templeton Americas Government Securities Fund

/bullet/ Your account number,

/bullet/ The dollar amount or number of shares, and

/bullet/ A telephone number where we may reach you during the day, or in the evening if preferred.

JOINT ACCOUNTS. For accounts with more than one registered owner, the fund accepts written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $100,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

              Templeton Americas Government Securities Fund [GRAPHIC OMITTED] 37

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless ALL owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

38 [GRAPHIC OMITTED] Templeton Americas Government Securities Fund

Gifts and Transfers to Minors. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT     DOCUMENTS REQUIRED
--------------------------------------------------------------------------------
CORPORATION         Corporate Resolution
--------------------------------------------------------------------------------
PARTNERSHIP         1. The pages from the partnership agreement that identify
                       the general partners, or

                    2. A certification for a partnership agreement
--------------------------------------------------------------------------------
TRUST               1. The pages from the trust document that identify the
                       trustees, or

                    2. A certification for trust
--------------------------------------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the fund.

              Templeton Americas Government Securities Fund [GRAPHIC OMITTED] 39

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Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to IRAs and other retirement plan accounts or to accounts managed by the Franklin Templeton Group.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the fund. Under the plan, you can have money transferred automatically from your checking or savings account to the fund each month to buy additional shares. If you are interested in this program, please refer to the account application included with this prospectus or contact your investment representative. The market value of the fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by calling Shareholder Services.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the account application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking or

40 [GRAPHIC OMITTED] Templeton Americas Government Securities Fund

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savings account. If you choose to have the money sent to a checking or savings account, please see "Electronic Fund Transfers" below. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? Systematic Withdrawal Plan" in the SAI for more information.

ELECTRONIC FUND TRANSFERS

You may choose to have dividend and capital gain distributions or payments under a systematic withdrawal plan sent directly to a checking or savings account. If the account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS/REGISTERED TRADEMARK/

From a touch-tone phone, you may call our TeleFACTS/registered trademark/ system (day or night) at 1-800/247-1753 to:

/bullet/ obtain information about your account;

/bullet/ obtain price and performance information about any Franklin Templeton
         Fund;

/bullet/ exchange shares (within the same class) between identically registered
         Franklin Templeton Class A, B or C accounts; and

/bullet/ request duplicate statements and deposit slips for Franklin Templeton accounts.

              Templeton Americas Government Securities Fund [GRAPHIC OMITTED] 41

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You will need the fund's code number to use TeleFACTS. The fund's code number is
416.

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

/bullet/ Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

/bullet/ Financial reports of the fund will be sent every six months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the fund's financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, Florida 33733-8030. The fund and Distributors are also located at this address. Investment Counsel is located at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394-3091. You may also contact us by phone at one of the numbers listed below.

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                                               HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME              TELEPHONE NO.     (MONDAY THROUGH FRIDAY)
--------------------------------------------------------------------------------
Shareholder Services         1-800/632-2301    5:30 a.m. to 5:00 p.m.

Dealer Services              1-800/524-4040    5:30 a.m. to 5:00 p.m.

Fund Information             1-800/DIAL BEN    5:30 a.m. to 8:00 p.m.
                             (1-800/342-5236)  6:30 a.m. to 2:30 p.m. (Saturday)

Retirement Plan Services     1-800/527-2020    5:30 a.m. to 5:00 p.m.

Institutional Services       1-800/321-8563    6:00 a.m. to 5:00 p.m.

TDD (hearing impaired)       1-800/851-0637    5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

ADVISERS - Franklin Advisers, Inc., formerly the fund's sub-advisor

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS A, CLASS B AND CLASS C - Certain funds in the Franklin Templeton Funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Because the fund's sales charge structure and Rule 12b-1 plan are similar to those of Class A shares, shares of the fund are considered Class A shares for redemption, exchange and other purposes.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - The 12 month period during which a Contingent Deferred Sales Charge may apply. The holding period begins on the day you buy your shares. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

              Templeton Americas Government Securities Fund [GRAPHIC OMITTED] 43

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DEPOSITARY RECEIPTS - Certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, "ADRs"); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, "GDRs" or European Depositary Receipts, "EDRs").

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy shares of the fund without paying sales charges.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds/registered trademark/ and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds/registered trademark/ and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the fund's administrator

GOVERNMENT ENTITIES - Governments, their agencies and instrumentalities; government-owned, controlled or sponsored entities (including central banks located in the Western Hemisphere); entities organized and operated for the purpose of restructuring the investment characteristics of securities issued by any of the entities described.

INVESTMENT COUNSEL - The fund's investment manager is Templeton Investment Counsel, Inc., through its Templeton Global Bond Managers division.

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the fund's shareholder servicing and transfer agent

IRA - Individual retirement account or annuity qualified under section 408 of the Code

IRS - Internal Revenue Service

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LETTER - Letter of Intent

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share and includes the front-end sales charge. The maximum front-end sales charge is 4.25%. We calculate the offering price to two decimal places using standard rounding criteria.

QUALIFIED RETIREMENT PLANS - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code

              Templeton Americas Government Securities Fund [GRAPHIC OMITTED] 45

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SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES) - An employer sponsored salary deferral plan established under section 408(p) of the Code

TELEFACTS/REGISTERED TRADEMARK/ - Franklin Templeton's automated customer servicing system

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDIX

DESCRIPTION OF RATINGS

CORPORATE BOND RATINGS

MOODY'S

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

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B - Bonds rated B generally lack characteristics of the desirable investment.
Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

              Templeton Americas Government Securities Fund [GRAPHIC OMITTED] 47

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C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-): - The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

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FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUEST - CALL 1-800/DIAL BEN- (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
     Companies Fund
Templeton Global
     Infrastructure Fund
Templeton Global
     Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller
     Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and Income Fund

GLOBAL INCOME
Franklin Global Government
     Income Fund
Franklin Templeton
     Global Currency Fund
Franklin Templeton Hard
     Currency Fund
Templeton Americas
     Government Securities Fund

GROWTH
Franklin Biotechnology
     Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin Midcap Growth Fund
Franklin Small Cap Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
     Investment Fund*
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton
     Conservative Target Fund
Franklin Templeton
     Moderate Target Fund
Franklin Templeton
     Growth Target Fund

INCOME
Franklin Adjustable Rate
     Securities Fund
Franklin Adjustable U.S.
     Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment
     Grade Income Fund
Franklin Short-Intermediate U.S.
     Government Securities Fund
Franklin U.S. Government
     Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FRANKLIN FUNDS SEEKING TAX-FREE INCOME
Federal Intermediate-Term
     Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC FUNDS SEEKING TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES/dagger//dagger/
Franklin Valuemark/registered trademark/
Franklin Templeton
    Valuemark Income Plus
     (an immediate annuity)

* These funds are now closed to new accounts, with the exception of retirement plan accounts.


** Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

*** The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

/dagger/ Portfolio of insured municipal securities.

/dagger//dagger/ Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.